                                                                   EXHIBIT 99.48

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 22, 2004

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal                  MLM 04-WMC5
Account               WAMCO
ML Coverage
Completed             10/22/04 1:12 PM
Completed by
Comments:
Bond                  B1, B2, B3

                                       SCENARIO                                     1                  2                  3
                           --------------------------------------------------------------------------------------------------------
                                          SPEED      *Wamcofix/wamcoarm           100%                100%               100%
                                          RATES                                 Forward             Forward             Forward
                                       TRIGGERS                                   Pass                Pass                Pass
                                   CLEANUP CALL                               To Maturity         To Maturity         To Maturity
                            DEFAULT P&I ADVANCE                               100% Advance        100% Advance        100% Advance
                               DEFAULT SEVERITY                            Arm:40% / Fix:50%   Arm:40% / Fix:50%   Arm:40% / Fix:50%
                           DEFAULT RECOVERY LAG                   Months       12months            12months            12months
                                DEFAULT BALANCE                             Current Balance     Current Balance     Current Balance
                                CPR = CDR + CRR         Capped at prepay
                                      CPR = CRR             PSA standard       CPR = CRR           CPR = CRR           CPR = CRR
    WAMCO DEFAULT MULTIPLE OF BREAKEVEN SENARIO                                   NA                 1.2X                1.5X
-----------------------------------------------------------------------------------------------------------------------------------
                         INITIAL
         RATINGS          BOND             SUB-
CLASS     M/S             SIZE       ORDINATION
-----------------------------------------------------------------------------------------------------------------------------------
A       Aaa/AAA          81.50          18.50    CDR
                                                 CummLosses
M1      Aa1/[AA+]         2.90          15.60    CDR
                                                 CummLosses
M2      Aa2/[AA+]         2.65          12.95    CDR
                                                 CummLosses
M3      Aa3/[AA]          1.70          11.25    CDR
                                                 CummLosses
M4      A1/[AA]           1.50           9.75    CDR
                                                 CummLosses
M5      A2/[AA]           1.40           8.35    CDR
                                                 CummLosses
M6      A3/[AA]           1.35           7.00    CDR
                                                 CummLosses
B1      Baa1/[AA-]        1.15           5.85    CDR                                 216.000             259.200            324.000
                                                 CummLosses                             9.72%              11.19%             13.19%
                                                 Yield                                  6.48              (14.03)            (42.95)
                                                 WAL                                   16.82                7.77               4.49
B2      Baa2/[A+]         1.00           4.85    CDR                                 185.000             222.000            277.500
                                                 CummLosses                             8.62%               9.93%             11.78%
                                                 Yield                                  6.59              (12.46)            (40.26)
                                                 WAL                                   17.08                8.12               4.64
B3      Baa3/[A-]         1.00           3.85    CDR                                 152.000             182.400            228.000
                                                 CummLosses                             7.30%               8.49%             10.14%
                                                 Yield                                  6.99               (0.28)            (29.62)
                                                 WAL                                    8.28               11.80               5.11
B4      NR/[BBB+]         1.00           2.85    CDR
                                                 CummLosses
B5      NR/[BBB]          1.00           1.85    CDR
                                                 CummLosses
                             -           1.85    CDR
                                                 CummLosses
OC                        1.85              -                                              -                   -                  -

                                     SCENARIO                                     1                   2                   3
                           --------------------------------------------------------------------------------------------------------
                                        SPEED         *Wamcofix/wamcoarm         100%                100%                100%
                                        RATES                                 Forward+100         Forward+100         Forward+100
                                     TRIGGERS                                    Pass                Pass                Pass
                                 CLEANUP CALL                                 To Maturity         To Maturity         To Maturity
                          DEFAULT P&I ADVANCE                                100% Advance        100% Advance        100% Advance
                             DEFAULT SEVERITY                              Arm:40% / Fix:50%   Arm:40% / Fix:50%   Arm:40% / Fix:50%
                         DEFAULT RECOVERY LAG                     Months       12months            12months            12months
                              DEFAULT BALANCE                               Current Balance     Current Balance     Current Balance
                              CPR = CDR + CRR           Capped at prepay
                                    CPR = CRR               PSA standard       CPR = CRR           CPR = CRR           CPR = CRR
                 WAMCO DEFAULT CURVE MULTIPLE                                     NA                 1.2X                1.5X
-----------------------------------------------------------------------------------------------------------------------------------
                         INITIAL
            RATINGS       BOND           SUB-
CLASS        M/S          SIZE     ORDINATION
-----------------------------------------------------------------------------------------------------------------------------------
A          Aaa/AAA       81.50        18.50    CDR
                                               CummLosses
M1         Aa1/[AA+]      2.90        15.60    CDR
                                               CummLosses
M2         Aa2/[AA+]      2.65        12.95    CDR
                                               CummLosses
M3         Aa3/[AA]       1.70        11.25    CDR
                                               CummLosses
M4         A1/[AA]        1.50         9.75    CDR
                                               CummLosses
M5         A2/[AA]        1.40         8.35    CDR
                                               CummLosses
M6         A3/[AA]        1.35         7.00    CDR
                                               CummLosses
B1         Baa1/[AA-]     1.15         5.85    CDR                                  187.000             224.400            280.500
                                               CummLosses                              8.66%              10.02%             11.88%
                                               Yield                                   7.09              (11.43)            (36.68)
                                               WAL                                    17.07                7.95               4.65
B2         Baa2/[A+]      1.00         4.85    CDR                                  156.000             187.200            234.000
                                               CummLosses                              7.46%               8.67%             10.35%
                                               Yield                                   6.77               (6.02)            (32.68)
                                               WAL                                     9.05                9.60               4.94
B3         Baa3/[A-]      1.00         3.85    CDR                                  131.000             157.200            196.500
                                               CummLosses                              6.43%               7.51%              9.02%
                                               Yield                                   7.57               (1.31)            (27.30)
                                               WAL                                     7.35                8.70               5.17
B4         NR/[BBB+]      1.00         2.85    CDR
                                               CummLosses
B5         NR/[BBB]       1.00         1.85    CDR
                                               CummLosses
                             -         1.85    CDR                                        -                   -                  -
                                               CummLosses
OC                        1.85            -                                               -                   -                  -

Deal              MLMI 04-WMC5
Account           WAMCO

  DATE       AFCAP W/O EXCESS   AFCAP W/ EXCESS   B1 BALANCE   B2 BALANCE   B3 BALANCE   % ARMS    %FIX    COLL BALANCE
----------   ----------------   ---------------   ----------   ----------   ----------   ------   ------   -------------
10/29/2004                                                 0            0            0    70.2%    29.8%   2,328,550,139
11/25/2004              7.017            11.631       73,506       65,664       90,113    70.1%    29.9%   2,306,962,328
12/25/2004              8.318             8.318      211,972      186,120      202,394    69.9%    30.1%   2,282,208,257
 1/25/2005              8.312             8.312      219,399      192,662      203,469    69.8%    30.2%   2,254,338,311
 2/25/2005              8.305             8.305      218,912      192,221      202,393    69.6%    30.4%   2,223,417,304
 3/25/2005              8.305             8.305      194,416      170,552      189,137    69.4%    30.6%   2,189,524,946
 4/25/2005              8.286             8.286      219,353      192,692      206,617    69.1%    30.9%   2,152,756,603
 5/25/2005              8.278             8.278      209,570      183,962      197,995    68.8%    31.2%   2,113,222,451
 6/25/2005              8.260             8.260      217,070      190,606      201,718    68.5%    31.5%   2,071,071,041
 7/25/2005              8.253             8.253      207,781      182,342      194,611    68.2%    31.8%   2,029,374,632
 8/25/2005              8.231             8.231      215,410      189,123      199,589    67.9%    32.1%   1,987,378,093
 9/25/2005              8.217             8.217      214,312      188,123      197,061    67.6%    32.4%   1,945,123,740
10/25/2005              8.217             8.217      205,358      180,157      190,299    67.3%    32.7%   1,902,654,098
11/25/2005              8.196             8.196      213,154      187,104      196,499    67.0%    33.0%   1,860,011,670
12/25/2005              8.200             8.200      204,130      179,059      188,774    66.7%    33.3%   1,817,240,798
 1/25/2006              8.179             8.179      211,862      185,953      195,083    66.4%    33.6%   1,774,829,712
 2/25/2006              8.173             8.173      211,016      185,182      193,115    66.1%    33.9%   1,732,804,838
 3/25/2006              8.216             8.216      185,775      162,671      171,440    65.8%    34.2%   1,691,173,031
 4/25/2006              8.163             8.163      210,711      184,971      196,123    65.4%    34.6%   1,649,947,375
 5/25/2006              8.175             8.175      201,645      176,856      186,617    65.1%    34.9%   1,608,591,323
 6/25/2006              8.110             8.110      207,629      182,189      191,202    63.1%    36.9%   1,499,789,735
 7/25/2006              8.235             8.235      191,261      166,973      170,570    61.0%    39.0%   1,400,922,688
 8/25/2006              8.240             8.240      199,911      174,779      178,961    59.0%    41.0%   1,310,888,568
 9/25/2006              8.262             8.262      200,035      174,889      178,353    56.9%    43.1%   1,228,854,109
10/25/2006              8.283             8.283      191,545      167,283      169,714    54.7%    45.3%   1,154,064,205
11/25/2006              8.317             8.317      200,359      175,078      177,950    52.6%    47.4%   1,085,993,273
12/25/2006              8.335             8.335      191,991      167,580      169,426    51.4%    48.6%   1,043,330,977
 1/25/2007              8.237             8.237      193,524      168,633      169,662    50.1%    49.9%   1,002,987,464
 2/25/2007              8.234             8.234      193,269      168,377      169,308    48.9%    51.1%     964,773,351
 3/25/2007              8.600             8.755      183,345      159,537      159,880    47.7%    52.3%     928,564,368
 4/25/2007              8.228             8.228      192,796      167,971      169,008    46.5%    53.5%     894,243,323
 5/25/2007              8.191             8.191      183,812      159,941      160,278    45.3%    54.7%     861,747,417
 6/25/2007              8.216             8.216      191,968      167,194      168,046    44.5%    55.5%     836,797,784
 7/25/2007              8.504             8.591      192,165      167,147      167,302    43.7%    56.3%     812,817,927
 8/25/2007              8.224             8.224      189,636      164,899      164,899    42.9%    57.1%     789,727,185
 9/25/2007              8.219             8.219      189,512      164,792      164,792    42.1%    57.9%     767,488,270
10/25/2007              8.487             8.558      191,263      166,348      166,458    41.3%    58.7%     746,065,380
11/25/2007              8.209             8.209      189,290      164,599      164,599    40.5%    59.5%     725,442,982
12/25/2007              8.481             8.543      190,826      165,961      166,050    39.9%    60.1%     707,891,309
 1/25/2008              8.583             8.680      200,406      174,308      174,447    39.3%    60.7%     690,878,452
 2/25/2008              8.577             8.668      200,065      174,007      174,132    38.7%    61.3%     674,364,158
 3/25/2008              9.163             9.616      208,135      181,163      181,734    38.2%    61.8%     658,331,967
 4/25/2008              8.568             8.646      199,443      173,459      173,561    37.6%    62.4%     642,765,896
 5/25/2008              8.849             9.077      202,675      176,325      176,605    37.0%    63.0%     627,661,883
 6/25/2008              8.562             8.629      198,989      173,059      173,143    36.6%    63.4%     614,406,657
 7/25/2008              9.172             9.660      211,018      183,671      184,242    36.2%    63.8%     601,486,238
 8/25/2008              8.873             9.183      206,705      179,856      180,222    35.8%    64.2%     588,876,159
 9/25/2008              8.871             9.184      206,141      179,365      179,726    35.4%    64.6%     576,567,996
10/25/2008              9.165             9.649      208,808      181,736      182,266    35.0%    65.0%     564,553,573
11/25/2008              8.867             9.193      205,152      178,504      178,863    34.6%    65.4%     552,824,952
12/25/2008              9.164             9.651      207,479      180,574      181,083    34.2%    65.8%     541,374,528
 1/25/2009              9.114             9.708      209,229      182,133      182,760    33.8%    66.2%     530,204,899
 2/25/2009              9.111             9.715      208,692      181,665      182,288    33.4%    66.6%     519,298,039
 3/25/2009             10.085            11.260      216,613      188,693      189,765    33.0%    67.0%     508,646,926
 4/25/2009              9.107             9.734      207,696      180,797      181,416    32.6%    67.4%     498,244,742

 5/25/2009            9.409       10.153   208,661       181,661       182,355         32.2%       67.8%     488,084,902
 6/25/2009            9.108        9.765   206,819       180,036       180,656         31.9%       68.1%     478,161,126
 7/25/2009            9.521       10.385   209,198       182,151       182,922         31.5%       68.5%     468,452,673
 8/25/2009            9.213       10.006   207,710       180,840       181,556         31.1%       68.9%     458,968,517
 9/25/2009            9.212       10.020   207,223       180,415       181,128         30.7%       69.3%     449,702,749
10/25/2009            9.519       10.396   207,152       180,360       181,093         30.3%       69.7%     440,649,626
11/25/2009            9.212       10.053   206,292       179,605       180,315         30.0%       70.0%     431,803,575
12/25/2009            9.520       10.415   205,944       179,303       180,018         29.6%       70.4%     423,159,207
 1/25/2010            9.238       10.142   205,792       179,176       179,905         29.2%       70.8%     414,712,389
 2/25/2010            9.239       10.163   205,356       178,797       179,525         28.9%       71.1%     406,456,777
 3/25/2010           10.231       11.496   207,789       180,961       181,842         28.5%       71.5%     398,387,413
 4/25/2010            9.244       10.208   204,499       178,051       178,778         28.1%       71.9%     390,499,477
 5/25/2010            9.555       10.573   204,073       177,681       178,408         27.8%       72.2%     382,788,289
 6/25/2010            9.251       10.258   203,658       177,320       178,046         27.4%       72.6%     375,249,326
 7/25/2010            9.582       10.665   203,478       177,167       177,906         27.1%       72.9%     367,878,857
 8/25/2010            9.278       10.347   203,053       176,797       177,535         26.7%       73.3%     360,671,833
 9/25/2010            9.283       10.375   202,632       176,431       177,167         26.4%       73.6%     353,624,087
10/25/2010            9.599       10.751   202,215       176,068       176,803         26.1%       73.9%     346,731,566
11/25/2010            9.295       10.434   201,802       175,708       176,442         25.7%       74.3%     339,990,334
12/25/2010            9.613       10.815   201,399       175,357       176,091         25.4%       74.6%     333,396,586
 1/25/2011            9.323       10.522   201,125       175,121       175,861         25.0%       75.0%     326,946,960
 2/25/2011            9.331       10.555   200,718       174,767       175,505         24.7%       75.3%     320,637,445
 3/25/2011           10.341       11.775   200,823       174,866       175,630         24.4%       75.6%     314,464,530
 4/25/2011            9.350       10.626   199,920       174,072       174,807         24.1%       75.9%     308,424,801
 5/25/2011            9.673       11.018   199,525       173,728       174,462         23.8%       76.2%     302,514,943
 6/25/2011            9.372       10.702   199,136       173,390       174,123         23.4%       76.6%     296,731,736
 7/25/2011            9.703       11.111   198,803       173,100       173,835         23.1%       76.9%     291,072,183
 8/25/2011            9.402       10.794   198,418       172,765       173,498         22.8%       77.2%     285,533,083
 9/25/2011            9.416       10.837   198,037       172,433       173,165         22.5%       77.5%     280,111,474
10/25/2011            9.745       11.244   197,660       172,105       172,835         22.2%       77.8%     274,804,475
11/25/2011            9.446       10.927   197,287       171,781       172,509         21.9%       78.1%     269,609,285
12/25/2011            9.778       11.340   196,918       171,459       172,187         21.6%       78.4%     264,523,179
 1/25/2012            9.479       11.023   196,554       171,142       171,868         21.3%       78.7%     259,543,507
 2/25/2012            9.497       11.074   196,193       170,828       171,553         21.0%       79.0%     254,667,694
 3/25/2012           10.173       11.893   195,837       170,518       171,241         20.7%       79.3%     249,893,232
 4/25/2012            9.536       11.180   195,484       170,211       170,933         20.4%       79.6%     245,217,684
 5/25/2012            9.876       11.611   195,136       169,907       170,628         20.2%       79.8%     240,638,679
 6/25/2012            9.579       11.294   194,791       169,607       170,327         19.9%       80.1%     236,153,909
 7/25/2012            9.922       11.732   194,451       169,311       170,029         19.6%       80.4%     231,761,131
 8/25/2012            9.626       11.416   194,114       169,018       169,735         19.3%       80.7%     227,458,160
 9/25/2012            9.652       11.480   193,782       168,729       169,444         19.0%       81.0%     223,242,871
10/25/2012           10.001       11.930   193,453       168,443       169,157         18.8%       81.2%     219,113,199
11/25/2012            9.705       11.614   193,129       168,160       168,874         18.5%       81.5%     215,067,129
12/25/2012           10.059       12.073   192,809       167,881       168,593         18.3%       81.7%     211,102,705
 1/25/2013            9.764       11.757   192,492       167,606       168,317         18.0%       82.0%     207,218,020
 2/25/2013            9.795       11.832   192,180       167,333       168,043         17.7%       82.3%     203,411,220
 3/25/2013           10.881       13.185   191,871       167,065       167,774         17.5%       82.5%     199,680,500
 4/25/2013            9.862       11.989   191,566       166,800       167,507         17.2%       82.8%     196,024,101
 5/25/2013           10.227       12.474   191,266       166,538       167,244         17.0%       83.0%     192,440,313
 6/25/2013            9.934       12.158   190,969       166,279       166,985         16.7%       83.3%     188,927,469
 7/25/2013           10.304       12.654   190,676       166,024       166,729         16.5%       83.5%     185,483,949
 8/25/2013           10.012       12.337   190,387       165,772       166,476         16.3%       83.7%     182,108,171
 9/25/2013           10.053       12.431   190,102       165,524       166,226         16.0%       84.0%     178,798,599
10/25/2013           10.433       12.946   189,820       165,279       165,980         15.8%       84.2%     175,553,733
11/25/2013           10.141       12.629   189,543       165,037       165,738         15.6%       84.4%     172,372,117
12/25/2013           10.527       13.158   189,269       164,799       165,498         15.3%       84.7%     169,252,327
 1/25/2014           10.236       12.841   188,999       164,564       165,262         15.1%       84.9%     166,192,981
 2/25/2014           10.286       12.952   188,732       164,332       165,029         14.9%       85.1%     163,192,730
 3/25/2014           11.446       14.467   180,961       157,448       157,743         14.7%       85.3%     160,250,260
 4/25/2014           10.392       13.186         0             0             0         14.5%       85.5%     157,364,291
 5/25/2014           10.797       13.753         0             0             0         14.2%       85.8%     154,533,576
 6/25/2014           10.507       13.436         0             0             0         14.0%       86.0%     151,756,901
 7/25/2014           10.921       14.020         0             0             0         13.8%       86.2%     149,033,241
 8/25/2014           10.631       13.705         0             0             0         13.6%       86.4%     146,361,278
 9/25/2014           10.697       13.846         0             0             0         13.4%       86.6%     143,739,888
10/25/2014           11.124       14.458         0             0             0         13.2%       86.8%     141,167,972
11/25/2014           10.837       14.143         0             0             0         13.0%       87.0%     138,644,463
12/25/2014           11.274       14.777         0             0             0         12.8%       87.2%     136,168,319
 1/25/2015           10.987       14.463         0             0             0         12.6%       87.4%     133,738,522

 2/25/2015           11.067       14.632   0       0       0         12.4%       87.6%     131,354,084
 3/25/2015           12.345       16.393   0       0       0         12.3%       87.7%     129,014,036
 4/25/2015           11.237       14.988   0       0       0         12.1%       87.9%     126,717,438
 5/25/2015           11.704       15.683   0       0       0         11.9%       88.1%     124,463,371
 6/25/2015           11.420       15.373   0       0       0         11.7%       88.3%     122,250,937
 7/25/2015           11.902       16.095   0       0       0         11.5%       88.5%     120,079,264
 8/25/2015           11.619       15.788   0       0       0         11.4%       88.6%     117,947,498
 9/25/2015           11.725       16.008   0       0       0         11.2%       88.8%     115,854,807
10/25/2015           12.230       16.778   0       0       0         11.0%       89.0%     113,800,379
11/25/2015           11.951       16.475   0       0       0         10.8%       89.2%     111,783,423
12/25/2015           12.474       17.281   0       0       0         10.7%       89.3%     109,803,165
 1/25/2016           12.197       16.982   0       0       0         10.5%       89.5%     107,858,851
 2/25/2016           12.328       17.252   0       0       0         10.4%       89.6%     105,949,744
 3/25/2016           13.325       18.743   0       0       0         10.2%       89.8%     104,075,127
 4/25/2016           12.609       17.828   0       0       0         10.0%       90.0%     102,234,297
 5/25/2016           13.184       18.740   0       0       0          9.9%       90.1%     100,426,569
 6/25/2016           12.916       18.457   0       0       0          9.7%       90.3%      98,651,276
 7/25/2016           13.517       19.420   0       0       0          9.6%       90.4%      96,907,763
 8/25/2016           13.254       19.146   0       0       0          9.4%       90.6%      95,195,394
 9/25/2016           13.436       19.516   0       0       0          9.3%       90.7%      93,513,546
10/25/2016           14.081       20.567   0       0       0          9.2%       90.8%      91,861,610
11/25/2016           13.827       20.311   0       0       0          9.0%       91.0%      90,238,994
12/25/2016           14.506       21.431   0       0       0          8.9%       91.1%      88,645,117
 1/25/2017           14.261       21.191   0       0       0          8.7%       91.3%      87,079,411
 2/25/2017           14.495       21.666   0       0       0          8.6%       91.4%      85,541,324
 3/25/2017           16.323       24.543   0       0       0          8.5%       91.5%      84,030,315
 4/25/2017           15.005       22.697   0       0       0          8.3%       91.7%      82,545,854
 5/25/2017           15.792       24.033   0       0       0          8.2%       91.8%      81,087,426
 6/25/2017           15.577       23.852   0       0       0          8.1%       91.9%      79,654,525
 7/25/2017           16.418       25.298   0       0       0          8.0%       92.0%      78,246,658
 8/25/2017           16.221       25.151   0       0       0          7.8%       92.2%      76,863,343
 9/25/2017           16.574       25.864   0       0       0          7.7%       92.3%      75,504,108
10/25/2017           17.517       27.511   0       0       0          7.6%       92.4%      74,168,492
11/25/2017           17.355       27.435   0       0       0          7.5%       92.5%      72,856,046
12/25/2017           18.380       29.248   0       0       0          7.3%       92.7%      71,566,327
 1/25/2018           18.251       29.237   0       0       0          7.2%       92.8%      70,298,905
 2/25/2018           18.750       30.240   0       0       0          7.1%       92.9%      69,053,360
 3/25/2018           21.355       34.678   0       0       0          7.0%       93.0%      67,829,278
 4/25/2018           19.871       32.491   0       0       0          6.9%       93.1%      66,626,256
 5/25/2018           21.187       34.885   0       0       0          6.8%       93.2%      65,443,901
 6/25/2018           21.191       35.140   0       0       0          6.7%       93.3%      64,281,827
 7/25/2018           22.674       37.869   0       0       0          6.6%       93.4%      63,139,656
 8/25/2018           22.766       38.299   0       0       0          6.5%       93.5%      62,017,018
 9/25/2018           23.674       40.118   0       0       0          6.4%       93.6%      60,913,554
10/25/2018           25.500       43.533   0       0       0          6.3%       93.7%      59,828,908
11/25/2018           25.793       44.365   0       0       0          6.2%       93.8%      58,762,736
12/25/2018           27.942       48.427   0       0       0          6.1%       93.9%      57,714,698
 1/25/2019           28.446       49.677   0       0       0          6.0%       94.0%      56,684,462
 2/25/2019           30.038       52.866   0       0       0          5.9%       94.1%      55,671,706
 3/25/2019           35.271       62.563   0       0       0          5.8%       94.2%      54,676,110
 4/25/2019           33.957       60.711   0       0       0          5.7%       94.3%      53,697,363
 5/25/2019           37.619       67.799   0       0       0          5.6%       94.4%      52,590,593
 6/25/2019           39.748       72.307   0       0       0          7.7%       92.3%      37,046,446
 7/25/2019               **           **   0       0       0          7.6%       92.4%      36,377,576